                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [_]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[x]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                         CABOT CABOT INDISTRIAL TRUST
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                         CABOT CABOT INDISTRIAL TRUST
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

                            CABOT INDUSTRIAL TRUST
                          Two Center Plaza, Suite 200
                          Boston, Massachusetts 02108

                               ----------------

                 NOTICE OF 2000 ANNUAL MEETING OF SHAREHOLDERS
                                      and
                                PROXY STATEMENT

                               ----------------

                                                                 March 31, 2000

Dear Shareholder:

  You are cordially invited to attend our 2000 Annual Meeting of Shareholders, which will be held on Wednesday, May 10, 2000, at 9:00 a.m., local time at State Street Bank & Trust Company, 225 Franklin Street, Boston, Massachusetts.

  The Notice of Annual Meeting and the Proxy Statement that follow describe the business to be conducted at the Annual Meeting. We will also report on matters of current interest to our shareholders, and there will be an opportunity following the formal meeting for questions and answers.

  Please sign and return the enclosed proxy card in the envelope provided as soon as possible so that your shares will be represented at the meeting. This will not prevent you from attending the meeting and voting in person or from changing your vote by executing a subsequent proxy. You are encouraged to specify your choices on the matters indicated. However, it is not necessary to specify your choice on a matter if you wish to vote in accordance with the recommendations of the Company's Board of Trustees, in which case merely signing, dating, and returning the proxy card will be sufficient.

  On behalf of the Board of Trustees and management of Cabot Industrial Trust, I would like to express our appreciation for your interest in the Company. We look forward to seeing you at the Annual Meeting.

                                          Sincerely,

                                          /s/ Ferdinand Colloredo-Mansfeld
                                          Ferdinand Colloredo-Mansfeld
                                          Chairman and Chief Executive Officer


   ALL SHAREHOLDERS ARE INVITED TO ATTEND THE MEETING. IF YOU DO NOT INTEND TO BE PRESENT AT THE MEETING IN PERSON PLEASE SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE IN ORDER THAT THE NECESSARY QUORUM MAY BE ASSURED. ANY PROXY MAY BE REVOKED AT ANY TIME BEFORE IT HAS BEEN VOTED AT THE MEETING.

                            CABOT INDUSTRIAL TRUST
                          Two Center Plaza, Suite 200
                          Boston, Massachusetts 02108

                               ----------------

                 NOTICE OF 2000 ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD MAY 10, 2000

                               ----------------

TO THE SHAREHOLDERS OF CABOT INDUSTRIAL TRUST:

  NOTICE IS HEREBY GIVEN that the 2000 Annual Meeting of Shareholders (the "Annual Meeting") of Cabot Industrial Trust, a Maryland real estate investment trust (the "Company"), will be held on Wednesday, May 10, 2000, at 9:00 a.m., local time, for the following purposes:

   1. To elect three Class III Trustees to the Board of Trustees of the Company to serve for three-year terms;

   2. To ratify the appointment of Arthur Andersen LLP as the Company's independent public accountants for the fiscal year ending December 31, 2000; and

   3. To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

  The Board of Trustees has selected March 27, 2000 as the record date for the Annual Meeting. Only those shareholders of record as of the close of business on that date, are entitled to notice of and to vote at the Annual Meeting or any adjournments or postponements thereof.

                                          By Order of the Board of Trustees,

                                          /s/ Neil E. Waisnor
                                          Neil E. Waisnor
                                          Senior Vice President--Finance,
                                           Treasurer and Secretary

Boston, Massachusetts
March 31, 2000

                            CABOT INDUSTRIAL TRUST
                          Two Center Plaza, Suite 200
                          Boston, Massachusetts 02108

                               ----------------

                                PROXY STATEMENT
                                      FOR
                      2000 ANNUAL MEETING OF SHAREHOLDERS
                            To Be Held May 10, 2000

                               ----------------

Time and Location of Annual Meeting

  This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of Cabot Industrial Trust (the "Company") for use at the Company's 2000 Annual Meeting of Shareholders to be held Wednesday, May 10, 2000 at 9:00 a.m., local time at State Street Bank & Trust Company, 225 Franklin Street, Boston, Massachusetts (the "Annual Meeting") for the purposes set forth in the accompanying Notice of Annual Meeting. This Proxy Statement and the enclosed form of proxy are first being sent to shareholders on or about March 31, 2000.

Voting Rights and Solicitation

  Only holders of the Company's common shares of beneficial interest, par value $0.01 per share (the "Common Shares"), of record at the close of business on March 27, 2000 (the "Record Date"), are entitled to notice of and to vote at the Annual Meeting. Each Common Share is entitled to one vote on all matters to be voted upon by shareholders at the meeting. There were 40,619,420 Common Shares outstanding as of the Record Date.

  The presence in person or by proxy of a majority of the outstanding shares entitled to vote will constitute a quorum for the transaction of business at the Annual Meeting. Each valid proxy received by the Company in response to this soliciation will be voted at the Annual Meeting and any adjournments or postponements thereof as indicated on the proxy. If no indication is made with respect to a proposal, the proxy will be voted for election of the Trustees named in this Proxy Statement and for ratification of the appointment of Arthur Andersen LLP as the Company's independent public accountants for 2000. The proxies solicited hereby also confer authority on the proxy holders named therein to vote in accordance with their best judgement on any other matter that may come before the Annual Meeting and may properly be voted upon.

  The nominees receiving the highest number of affirmative votes in each class, up to the number of Trustees to be elected in that class, will be elected Trustees of the Company. Shareholders do not have the right to cumulate their votes in the election of Trustees. Ratification of the appointment of the independent public accountants requires the affirmative vote of a majority of the votes cast on that proposal at the Annual Meeting. Abstentions and broker non-votes will be counted as present at the meeting for determining the presence of a quorum, but will have no effect on the outcome of the votes on the proposals described in this Proxy Statement.

  Any person submitting a proxy may revoke it at any time before it is exercised by filing with the Secretary of the Company an instrument of revocation or a duly executed proxy bearing a later date. In addition, persons submitting proxies may elect to attend the Annual Meeting and vote in person, although mere attendance at the meeting will not serve to revoke a proxy.

Cost of Solicitation

  The cost of soliciting proxies will be borne by the Company. In addition to solicitation by mail, Trustees, officers and employees of the Company, who will not receive additional compensation for such services, may solicit proxies in person or by telephone or other means of communication. Brokers, nominees, fiduciaries and other custodians will be requested to forward soliciting materials to the beneficial owners of the Common Shares held of record by them and will be reimbursed by the Company for their reasonable expenses in doing so.

                     PRINCIPAL AND MANAGEMENT SHAREHOLDERS

  The following table sets forth, as of March 8, 2000 (unless otherwise indicated), the beneficial ownership of Common Shares of (i) each person known by the Company to own more than 5% of the Common Shares, (ii) each Trustee and nominee, (iii) each person named in the Summary Compensation Table herein, and
(iv) all Trustees and executive officers of the Company as a group. The table also sets forth the number of limited partnership units ("Units") of Cabot Industrial Properties, L.P., the Company's subsidiary operating partnership (the "Operating Partnership"), owned by each beneficial owner of Units who, upon exchange of Units for Common Shares, would own more than 5% of the Common Shares, and by the persons and group specified in clauses (ii) through (iv) above. Pursuant to the Amended and Restated Agreement of Limited Partnership of the Operating Partnership (the "Operating Partnership Agreement"), the Units became exchangeable for Common Shares on a one-for-one basis or the cash equivalent thereof (as determined by the Company) beginning February 4, 1999. Unless otherwise indicated, the persons and entities named below have sole voting and investment power with respect to all Common Shares and Units shown as beneficially owned by them.

                                                           Percent of
                                                           All Common Percent of
                                        Common             Shares and All Common
        Beneficial Owner(1)             Shares     Units    Units(2)  Shares(3)
        -------------------           ---------- --------- ---------- ----------
Ferdinand Colloredo-Mansfeld (4)....       1,050 1,561,870     3.6%      3.7%
Robert E. Patterson (5).............      40,000   306,430     *          *
Franz Colloredo-Mansfeld (6)........       5,000   230,122     *          *
Andrew D. Ebbott (7)................       2,000   163,564     *          *
Howard B. Hodgson, Jr. (8)..........       1,000   163,564     *          *
Eugene F. Reilly (7)................         --    157,481     *          *
Neil E. Waisnor (7).................       1,000   163,564     *          *
George M. Lovejoy, Jr. (9)..........       2,000       --      *          *
Christopher C. Milliken (10)........      10,513       --      *          *
Maurice Segall (10).................      12,913       --      *          *
W. Nicholas Thorndike (10)..........      15,413       --      *          *
Ronald L. Skates (10)(11)...........      20,413       --      *          *
IBM Retirement Plan Trust (12)......  10,007,044       --     22.9%      24.6%
New York State Teachers' Retirement
System (13).........................   5,951,526       --     13.6%      14.7%
Commonwealth of Pennsylvania, Public
School
 Employees' Retirement System (14)..   5,517,563       --     12.6%      13.6%
State of Wisconsin Investment Board
(15)................................   2,959,534       --      6.8%       7.3%
Leland Stanford Jr. Endowment Fund
(16)................................   2,367,923       --      5.4%       5.8%
All Trustees and executive officers
as a group (12 persons).............     111,302 2,696,595     6.3%       6.5%

--------
*   Less than 1%.

(1) Unless otherwise indicated, the address of each named person or the title holding entity is c/o Cabot Industrial Trust, Two Center Plaza, Suite 200, Boston, Massachusetts 02108.

(2) Assumes that all Units are exchanged for Common Shares on a one-for-one basis, and includes options beneficially owned by the identified person or group (and no other person) which are exercisable and related vested distribution equivalent units (DEUs).

(3) Assumes that all Units beneficially owned by the identified person or group (and no other person) are exchanged for Common Shares on a one-for-one basis, and includes options beneficially owned by the identified person or group (and no other person) which are exercisable and related vested DEUs.

(4) Includes 150,000 Units owned by family trusts with respect to which Mr. Colloredo-Mansfeld has shared voting and investment power as a co-trustee, 434,824 Units held of record by C-M Holdings L.P. and 35,140 Units held of record by Alces Corporation. C-M Holdings L.P. is a limited partnership of which Mr. Colloredo-Mansfeld owns a 96% partnership interest and Alces Corporation is C-M Holdings L.P.'s sole general partner of which Mr. Colloredo-Mansfeld owns all of the common stock. Also includes 212,500 shares issuable under exercisable options and 3,614 related vested DEUs.

(5) Includes 2,000 Common Shares held by Mr. Patterson's children and 38,000 Common Shares held by trusts with respect to which he has shared voting and investment power. Mr. Patterson disclaims beneficial ownership of these Common Shares. Also includes 175,000 shares issuable under exercisable options and 2,840 related vested DEUs.

(6) Includes 50,000 Units owned by a family trust with respect to which Mr. Colloredo-Mansfeld is a beneficiary and has shared voting and investment power, with his father, Ferdinand Colloredo-Mansfeld, as a co-trustee. Also includes 156,250 shares issuable under exercisable options and 2,581 related vested DEUs.

(7) Includes 125,000 shares issuable under exercisable options and 2,065 related vested DEUs.

(8) Includes 750 Common Shares held of record by Mr. Hodgson's three children. Also includes 125,000 shares issuable under exercisable options and 2,065 related vested DEUs.

(9)  No shares currently issuable under options.

(10) Includes 10,000 shares issuable under exercisable options and 413 related vested DEUs.

(11) Includes 2,000 Common Shares in which Mr. Skates has shared voting and investment powers, owned by family trusts of which Mr. Skates is co-trustee and in which each trustee has the power without the other to both vote and dispose of trust assets.

(12) Information based on a Schedule 13G/A, dated February 11, 2000, filed with the Securities and Exchange Commission. The address of IBM Retirement Plan Trust is 3001 Summer Street, Stamford, Connecticut 06905.

(13) Common Shares held of record by Ronis & Co., for the benefit of New York State Teachers' Retirement System. The business address of these entities is c/o Bankers Trust Company, 14 Wall Street, New York, New York 10005.

(14) Information based on a Schedule 13G, dated February 15, 2000, filed with the Securities and Exchange Commission. The business address of Pennsylvania Public School Employes' Retirement System is 5 North Fifth Street, P.O. Box 125, Harrisburg, PA 17108-0125.

(15) Information based on a Schedule 13G/A, dated February 4, 2000, filed with the Securities and Exchange Commission. The address of State of Wisconsin Investment Board is P.O. Box 7842, Madison, Wisconsin 53707.

(16) Information based on Common Shares issued upon conversion of Units on or about February 22, 1999. The business address of Leland Stanford, Junior University is c/o Director of Real Estate Development, Stanford Management Company, 2770 Sand Hill Road, Menlo Park, California 94025.

                       PROPOSAL 1. ELECTION OF TRUSTEES

  The Board of Trustees presently consists of seven Trustees and is divided into three classes. Under the Company's Declaration of Trust, a majority of the Board must be persons other than officers or employees of the Company ("Independent Trustees"). One class of Trustees is elected annually, and each Trustee in the class serves a three-year term. The Board has nominated Ferdinand Colloredo-Mansfeld, Robert E. Patterson and Christopher C. Milliken for re-election to the Board at the Annual Meeting as Class III Trustees to serve until the annual meeting of shareholders in 2003. Each of the nominees has indicated his willingness to serve if elected at the Annual Meeting. In the event that a nominee should become unwilling or unable to serve, all duly executed proxies will be voted for the election of such other person as may be designated by the Board of Trustees. Unless authority to vote for a nominee is withheld, all votes represented by a properly executed proxy will be cast in favor of Messrs. Colloredo-Mansfeld, Patterson and Milliken.

  The Board of Trustees recommends a vote FOR each of the nominees for Trustee.

  The table below contains a brief description of the business experience and positions held by each of the Trustees of the Company.

                                     Positions with Cabot Trust, Business
           Name             Age         Experience and Other Positions
           ----             ---      ------------------------------------
Nominees for Election as
 Class III Trustees:
  Ferdinand Colloredo-
   Mansfeld................  60 Ferdinand Colloredo-Mansfeld has served as
                                Chairman of the Board of Trustees and Chief
                                Executive Officer of the Company since its
                                formation in October 1997. Mr. Colloredo-
                                Mansfeld also serves as the Chairman and Chief
                                Executive Officer of Cabot Advisors. Mr.
                                Colloredo-Mansfeld served as Chairman, Chief
                                Executive Officer and Chief Investment Officer
                                of Cabot Partners Limited Partnership from
                                1990 to 1997, having previously served in the
                                same positions with Cabot, Cabot & Forbes
                                Realty Advisors, Inc., an affiliate of Cabot,
                                Cabot & Forbes, since its formation in 1986.
                                Mr. Colloredo-Mansfeld began his real estate
                                career in 1970 when he joined Cabot, Cabot &
                                Forbes, a national real estate development,
                                management and construction firm, becoming its
                                Chief Financial Officer in 1973, Chief
                                Operating Officer in 1974 and Chief Executive
                                Officer in 1976, a position he held until his
                                retirement from that company in 1989. As Chief
                                Executive Officer, Mr. Colloredo-Mansfeld
                                oversaw the development and management of
                                approximately $4 billion of commercial
                                properties in twenty states, including 35
                                master planned suburban business and
                                industrial parks. Mr. Colloredo-Mansfeld is a
                                graduate of Harvard College and Harvard
                                Business School. He is a limited partner in
                                Brown Brothers Harriman & Co. and is a
                                Director of Raytheon Company and former
                                Director of Shawmut National Corp. and Data
                                General Corp. He is a Trustee (former Chairman
                                of the Board of Trustees) of Massachusetts
                                General Hospital and a member of the Board of
                                Directors, Boston Private Industry Council.
                                Mr. Colloredo-Mansfeld is the father of Franz
                                Colloredo-Mansfeld, the Company's Chief
                                Financial Officer.

                                      Positions with Cabot Trust, Business
           Name              Age         Experience and Other Positions
           ----              ---      ------------------------------------
  Robert E. Patterson......   55 Mr. Patterson has served as President and a
                                 Trustee of the Company since its formation in
                                 October 1997. Mr. Patterson served as
                                 Executive Vice President, Director of
                                 Acquisitions and a member of the Investment
                                 Committee of Cabot, Cabot & Forbes Realty
                                 Advisors, Inc. and, subsequently, Cabot
                                 Partners Limited Partnership from 1987 to
                                 1997. Mr. Patterson began his real estate
                                 career in 1972 as a lawyer with the firm of
                                 Gaston, Snow & Ely Bartlett. In 1978, he
                                 became the first Executive Director of the
                                 Massachusetts Industrial Finance Agency and
                                 remained in that position until 1983 when he
                                 joined the Beal Companies, a Boston-based real
                                 estate development, management and investment
                                 firm as Senior Vice President. He joined
                                 Cabot, Cabot & Forbes Realty Advisors, Inc. in
                                 1987 to head its acquisitions group and was a
                                 founding partner of Cabot Partners Limited
                                 Partnership upon its formation as an
                                 independent entity in 1990. Mr. Patterson is a
                                 graduate of Harvard College and Harvard Law
                                 School. He is a Trustee of The Putnam Group of
                                 Mutual Funds, a Trustee of the Sea Education
                                 Association, Chairman of the Board of Trustees
                                 of the Joslin Diabetes Center, and a Director
                                 of the Brandywine Trust Company. He is a
                                 member of numerous industry associations,
                                 including the National Association of Real
                                 Estate Investment Trusts and the Urban Land
                                 Institute.

  Christopher C. Milliken
   (1)(2)(3)...............   54 Mr. Milliken has been a Trustee of the Company
                                 since February 1998. He has been President,
                                 Chief Executive Officer and a Director of the
                                 Boise Cascade Office Products Corporation
                                 since April 1998, previously having served as
                                 Senior Vice President, Operations from 1995 to
                                 April 1998 and Eastern Regional Manager from
                                 1990 to 1995. Prior to beginning his career at
                                 Boise Cascade Office Products Corporation in
                                 1977, Mr. Milliken served in various
                                 merchandise management positions at Marshall
                                 Field & Company from 1970 to 1977.

Class I Trustees with Terms
 Expiring in 2001:
  George M. Lovejoy, Jr.
   (1)(2)(3)...............   69 Mr. Lovejoy became a Trustee of the Company in
                                 March 1999. Mr. Lovejoy has since 1995 been
                                 President of Fifty Associates, a real estate
                                 investment company of which he has been an
                                 executive officer since 1966, and was a senior
                                 executive officer from 1972 to 1995 of
                                 Meredith & Grew, a real estate service company
                                 of which he was President from 1978 to 1988
                                 and Chairman from 1988 to 1995. He is a
                                 Trustee of MGI Properties, Chairman of the
                                 Shared Investment Committee of Copley
                                 Investors Limited Partnership and a Director
                                 or Trustee of a number of funds in the Scudder
                                 family of mutual funds. Mr. Lovejoy's
                                 professional organization affiliations

                                include the Counselors of Real Estate, the Greater Boston Building Owners & Managers
                                Association and the Greater Boston Real Estate
                                Board, each of which organizations he is a past President, the International Council of Shopping Centers, the Massachusetts
                                Association of Realtors, the National
                                Association of Realtors and the Institute of Real Estate Management. He is also a Trustee and a past President of the New England
                                Aquarium, a member of the Corporation of Northeastern University and a member and past
                                Chairman of the Massachusetts Advisory
                                Committee of the Nature Conservancy.

  Maurice Segall (1)(2)(3).  70 Mr. Segall has been a Trustee of the Company since February 1998. Mr. Segall had been a senior lecturer at the MIT-Sloan School of Management until his retirement from that position in 1999 and a senior advisor to the Boston Consulting Group since 1989. Until
                                1989, he was Chairman, President and Chief
                                Executive Officer of Zayre Corporation, which he joined as President and Chief Executive
                                Officer in 1978. Mr. Segall was a Director of
                                AMR Corporation until his retirement from that position in December 1999. He is a Director of Harcourt General, Inc. and is a Trustee of Massachusetts General Hospital and the Boston
                                Museum of Fine Arts.

Class II Trustees with
 Terms Expiring in 2002:
  Ronald L. Skates
   (1)(2)(3)...............  58 Mr. Skates has been a Trustee of the Company since February 1998. Mr. Skates was President,
                                Chief Executive Officer, and Director of Data
                                General Corporation from 1989 through October
                                1999. Prior to joining Data General
                                Corporation in 1986, Mr. Skates was a Partner
                                of Price Waterhouse LLP, certified public
                                accountants. He is a member of the American
                                Institute of Certified Public Accountants and
                                the Massachusetts Society of Certified Public
                                Accountants. He is also a Director of Partners
                                Healthcare System, Inc. and a Trustee of
                                Massachusetts General Hospital.

  W. Nicholas Thorndike
   (1)(2)(3)...............  66 Mr. Thorndike has served as a Trustee of the
                                Company since February 1998. Mr. Thorndike
                                retired in 1988 from Wellington Management
                                Company/Thorndike, Doran, Paine and Lewis
                                where he was Chairman of the Board and
                                Managing Partner. Mr. Thorndike serves as a
                                Director of Courier Corporation, the
                                Providence Journal (where he is Chairman of
                                the Executive Committee), and Bradley Real
                                Estate, Inc. He also serves as an Honorary
                                Trustee of Massachusetts General Hospital,
                                having served as its Chairman of the Board
                                from 1987 to 1992 and President from 1992 to
                                1994, and serves as a Trustee of Eastern
                                Utilities Associates, Northeastern University
                                and The Putnam Group of Mutual Funds.

--------
(1) Member of Audit Committee
(2) Member of the Executive Compensation Committee
(3) Member of the Nominating Committee

Meetings of the Board and Committees

  The Board of Trustees held 11 meetings in 1999. The Board of Trustees has three standing committees: the Audit and Compliance Committee, the Executive Compensation Committee and the Nominating Committee.

  The Audit and Compliance Committee makes recommendations concerning the engagement of independent public accountants, reviews the plans and results of the audit engagement with the independent public accountants, approves professional services provided by the independent public accountants, reviews the independence of the independent public accountants, considers the range of audit and non-audit fees and reviews the adequacy of the Company's internal accounting controls. The Audit and Compliance Committee consists solely of the Independent Trustees, with Mr. Skates as Chairman. It held four meetings in 1999.

  The Executive Compensation Committee determines compensation levels and policies for the Company's senior executive officers and implements the Company's Long-Term Incentive Plans. The Executive Compensation Committee consists of Messrs. Thorndike (Chairman), Lovejoy, Segall and Milliken, each of whom is an Independent Trustee. Mr. Skates was appointed as a member of the Executive Compensation Committee in March 2000. It held four meetings in 1999.

  The Nominating Committee was formed in 1999 to select individuals to nominate for election to the Board of Trustees. The Committee is to consider the business and other knowledge and experience of potential nominees, including nominees suggested by shareholders, and their ability to assist the Board in its direction and supervision of management and in enhancing the best interests of shareholders. The Nominating Committee was established with Mr. Segall as Chairman and all Independent Trustees are members. It held no meetings in 1999.

  During 1999, each Trustee attended at least 75% of the total number of meetings of the Board and the committees on which he served.

Compensation of Trustees

  Independent Trustees receive an annual retainer of $18,000 and per meeting compensation of $1,000 for board meetings and $500 for committee meetings. The Chairmen of the Audit Committee, the Executive Compensation Committee and the Nominating Committee each receive an additional $1,000 annually for their services in those capacities, and each Trustee is reimbursed for out-of-town travel expenses incurred in attending Board and committee meetings. Each Independent Trustee also receives, under the Company's Long-Term Incentive Plans, a grant of options to purchase 10,000 Common Shares on the date the Trustee becomes a Trustee, and an additional grant of options to purchase 4,000 Common Shares each year on the date of the Company's annual meeting of shareholders provided they have been reelected or are continuing to serve as Trustees following the meeting. The exercise price per share for options granted to Independent Trustees is the market price of a Common Share on the date of grant. Options granted to Independent Trustees become exercisable on the first anniversary of the date of grant.

Section 16(a) Beneficial Ownership Reporting Compliance

  The initial filing with the Securities and Exchange Commission on Form 3 to report Mr. Lovejoy's ownership of Common Stock upon his election as a trustee, which was prepared by the Company, was filed within 10 days after the end of the month in which he was elected, rather than within 10 days after the date of his election as required by Securities and Exchange Commission regulations.

                            EXECUTIVE COMPENSATION

Summary of Cash and Other Compensation

  The following table sets forth information concerning the compensation earned by the Company's Chief Executive Officer and each of its six other most highly compensated executive officers (collectively, the "Named Executive Officers") during the fiscal years ended December 31, 1999 and 1998.

                          Summary Compensation Table

                                                         Long-Term
                                          Annual       Compensation
                                       Compensation       Awards
                                     ----------------- -------------
                                                        Securities
                                                        Underlying      All Other
Name and Principal Position  Year     Salary   Bonus   Options(#)(1) Compensation(2)
---------------------------  ----    -------- -------- ------------- ---------------
Ferdinand Colloredo-
 Mansfeld ..............     1999    $300,000 $210,000     85,000        $1,800
 Chairman of the Board       1998(3) $240,315 $168,200    500,000        $1,800
  and
  Chief Executive
  Officer

Robert E. Patterson.....     1999    $255,000 $178,500     60,000        $1,800
 President                   1998(3) $222,178 $155,500    425,000        $1,800

Franz Colloredo-
 Mansfeld...............     1999    $190,000 $142,500     60,000        $1,800
 Senior Vice President       1998(3) $158,698 $119,000    375,000        $1,800
  and
  Chief Financial Offi-
  cer

Andrew D. Ebbott........     1999    $182,000 $136,500     60,000        $1,800
 Senior Vice President--     1998(3) $158,699 $169,000    300,000        $1,800
  Director
  of Acquisitions

Howard B. Hodgson, Jr. .     1999    $182,000 $136,500     60,000        $1,800
 Senior Vice President--     1998(3) $158,699 $119,000    300,000        $1,800
  Director
  of Real Estate Opera-
  tions

Eugene F. Reilly........     1999    $182,000 $136,500     60,000        $1,800
 Senior Vice President--     1998(3) $158,699 $119,000    300,000        $1,800
  Director
  of Development

Neil E. Waisnor.........     1999    $182,000 $136,500     60,000        $1,800
 Senior Vice President--     1998(3) $158,699 $119,000    300,000        $1,800
  Finance,
  Treasurer and Secre-
  tary

--------
(1) Option grants may include rights to receive distribution equivalent units ("DEUs") which are credited annually based on the extent the annual dividend rate on the Company's Common Shares exceeds the average dividend rate on the common shares of the companies comprising the Standard & Poor's 500 Stock Index. DEUs vest over a period determined by the Executive Compensation Committee at the time they are credited which, to date, has been four years or only upon a change in control. DEUs are to be settled in Common Shares upon exercise or termination of the related vested options. The Common Share equivalent amounts for DEUs credited to date, which vest over four years or only upon a change in control, respectively, are: Ferdinand Colloredo-Mansfeld--24,269 and 21,495; Robert
    E. Patterson--20,205 and 16,889; Franz Colloredo-Mansfeld--17,697 and 15,354; and Andrew D. Ebbott, Howard B. Hodgson, Jr., Eugene F. Reilly and Neil E. Waisnor--14,158 and 12,283 each, respectively.

(2) Consists of Company contribution to officer's accounts under the Cabot Savings Plan 401(k). Does not include value attributable to DEUs credited to date.

(3) For the period from February 4, 1998 (inception of operations) through December 31, 1998.

Stock Options

  The following table sets forth information concerning grants of options under Cabot Trust's Long-Term Incentive Plans to purchase Units to the Named Executive Officers made during 1999.

Option Grants in Last Fiscal Year

                                                                          Potential
                                                                         Realizable
                                    Individual Grants(1)                  Value at
                         -------------------------------------------    Annual Rates
                                                 Exercise              of Stock Price
                         Number of   Percent of     or                Appreciation for
                         Securities    Total       Base                    Option
                         Underlying   Options     Price                    Term(2)
                          Options    Granted to    per    Expiration -------------------
Name                      Granted   Employees(3)  Share      Date       5%       10%
----                     ---------- ------------ -------- ---------- -------- ----------
Ferdinand Colloredo-
 Mansfeld...............   25,000       2.9%      $20.34   05/03/09  $319,793 $  810,418
                           60,000       7.0%      $19.16   12/22/09   722,977  1,832,166
Robert E. Patterson.....   60,000       7.0%      $19.16   12/22/09   722,977  1,832,166
Franz Colloredo-
 Mansfeld...............   60,000       7.0%      $19.16   12/22/09   722,977  1,832,166
Andrew D. Ebbott........   60,000       7.0%      $19.16   12/22/09   722,977  1,832,166
Howard B. Hodgson, Jr...   60,000       7.0%      $19.16   12/22/09   722,977  1,832,166
Eugene F. Reilly........   60,000       7.0%      $19.16   12/22/09   722,977  1,832,166
Neil E. Waisnor.........   60,000       7.0%      $19.16   12/22/09   722,977  1,832,166

--------
(1) Options vest in four equal annual installments beginning on the first anniversary of the date of grant, except that all options would vest upon a change in control of Cabot Trust. The options to purchase 25,000 shares granted to Ferdinand Colloredo-Mansfeld on May 3, 1999 were granted with DEUs. All other options awarded to the Named Executive Officers in 1999 were granted without DEUs.

(2) Hypothetical gains based on assumed rates of annual compounded share price appreciation of 5% and 10% from the date of grant over the full option term. The 5% and 10% assumed rates of appreciation are mandated by the rules of the Securities and Exchange Commission and do not represent Cabot Trust's projection of future increases in the price of its Common Shares or the Units. Does not include value attributable to DEUs credited to date.

(3) Based on an aggregate of options to purchase 852,300 Units granted to employees during the year ended December 31, 1999.

  The following table sets forth information concerning exercised and unexercised options held by the Named Executive Officers at December 31, 1999.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option
Values

                                                     Number of Securities      Value of Unexercised
                                                          Underlying               In-the-Money
                                                      Unexercised Options             Options
                                                     at December 31, 1999     at December 31, 1999(1)
                                                   ------------------------- -------------------------
                            Shares
                         Acquired on     Value
Name                     Exercise (#) Realized ($) Exercisable Unexercisable Exercisable Unexercisable
----                     ------------ ------------ ----------- ------------- ----------- -------------
Ferdinand Colloredo-
 Mansfeld...............     --           --         125,000      460,000        $0           $0
Robert E. Patterson.....     --           --         106,250      378,750         0            0
Franz Colloredo-
 Mansfeld...............     --           --         93,750       341,250         0            0
Andrew D. Ebbott........     --           --         75,000       285,000         0            0
Howard B. Hodgson, Jr...     --           --         75,000       285,000         0            0
Eugene F. Reilly........     --           --         75,000       285,000         0            0
Neil E. Waisnor.........     --           --         75,000       285,000         0            0

--------
(1) Does not include values attributable to DEUs credited to date.

Employment Agreements

  Messrs. Ferdinand Colloredo-Mansfeld, Robert E. Patterson and Franz Colloredo-Mansfeld and each of the other Named Executive Officers have entered into employment agreements with the Company and the Operating Partnership. Each of the agreements with Messrs. Ferdinand Colloredo-Mansfeld, Robert E. Patterson and Franz Colloredo-Mansfeld is for an initial term of three years, and each year the term automatically extends an additional year unless terminated in advance. The agreements with each of the other Named Executive Officers are for initial terms of two years, with those terms automatically extending each year for an additional year unless terminated in advance. The agreements each provide for annual base compensation and an annual Company cash bonus to be determined by the Board of Trustees or the Executive Compensation Committee. The annual base compensation may be increased in subsequent years by action of the Board of Trustees or the Executive Compensation Committee. In the event of a change in control of the Company, each agreement provides the employee or the employer with the option of terminating the agreement, resulting in severance payments equal to three times current base salary, and the annual bonus paid for the preceding year and also provides for tax reimbursements in certain circumstances. Each executive is required under the terms of his employment agreement to devote substantially all of his business time to the affairs of the Company. The agreements also prohibit each executive from engaging, directly or indirectly, during the term of his employment in activities that compete with those of the Company or the Operating Partnership.

Long Term Incentive Plans

  The Board of Trustees has adopted the Cabot Industrial Trust Long-Term Incentive Plan (the "LTIP") and the Cabot Industrial Trust 1999 Long-Term Incentive Plan (the "1999 LTIP"), (collectively referred to as "the Plans"), for the purpose of attracting and retaining highly-qualified executive officers, Trustees and employees. The Plans are administered by the Executive Compensation Committee of the Board of Trustees. As used in this summary, the term "Administrator" means the applicable Board or committee or its delegate, as appropriate. Officers and other employees of the Company, the Operating Partnership and designated subsidiares, and members of the Board of Trustees who are not employees of the Company ("Non-employee Trustees") are eligible to participate in the Plans. Certain awards are made to the Non-employee Trustees automatically and the applicable Administrator selects other individuals for participation in the Plans ("Participants"). No option or other incentive award may be granted under the Plans after the tenth anniversary of the date of their adoption.

  The LTIP authorizes the issuance of up to 4,366,792 Common Shares and Units. The number of Common Shares and Units available may increase to an amount equal to 10% of the aggregate number of outstanding Common Shares and Units. The number of Common Shares or Units underlying awards made to any one individual in any one-year period may not exceed 500,000 Common Shares or 500,000 Units or any combination thereof. The LTIP provides for the grant of
(i) Common Share options intended to qualify as incentive options under
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"),
(ii) Common Share options and Unit options not intended to qualify as incentive options under Section 422 of the Code, and (iii) dividend equivalent rights and distribution equivalent rights which entitle a Participant to be credited with additional Common Share or Unit rights.

  The 1999 LTIP is maintained as a broad-based plan within the meaning of the New York Stock Exchange rules. The 1999 LTIP authorizes the issuance of up to 2,000,000 Common Shares and Units. The number of Common Shares or Units underlying awards made to any one individual in any one-year period may not exceed 500,000 Common Shares or 500,000 Units or any combination thereof. The 1999 LTIP provides for the grant of (i) Common Share options and Unit options not intended to qualify as incentive options under Section 422 of the Code and
(ii) dividend equivalent rights and distribution equivalent rights which entitle a Participant to be credited with additional Common Share or Unit rights.

  In connection with the grant of options under the Plans other than options to Non-employee Trustees, the Administrator determines the terms of the option, including the option exercise price and any vesting requirements and whether a dividend equivalent right or a distribution equivalent right shall be awarded in conjunction, respectively, with a Common Share option or a Unit option. The Administrator has authority to award options at less than fair market value (as defined in the LTIP and 1999 LTIP) but at this time has no intention of doing so. At the time of a Non-employee Trustee's initial election or appointment as a Trustee, such Trustee automatically receives an option to purchase 10,000 Common Shares. Thereafter, at the closing of the annual meeting of the Company's shareholders, each continuing Non-employee Trustee shall receive an option to purchase an additional 4,000 Common Shares. All options granted to officers and employees, through March 8, 2000, under the Plans have ten-year terms and become exercisable in four equal annual installments commencing on the first anniversary of the date of grant, subject to acceleration of vesting upon a change in control of the Company (as defined in the Plans).

  A Common Share option granted under the Plans may be exercised for any number of whole Common Shares up to the full number of Common Shares for which the option could be exercised. A Unit option may be exercised for any number of whole Units up to the full number of Units for which the option could be exercised. A holder of any option has no rights as an owner with respect to the Common Shares or Units, as applicable, subject to his or her option until the option is exercised. To the extent an option has not become exercisable at the time of the holder's termination of employment, it will be forfeited unless the Administrator has previously exercised its reasonable discretion to make such option exercisable, and all vested options which are not exercised by the expiration date described in the Plans will be forfeited. Any Common Shares or Units subject to an option which is forfeited (or which expires without exercise) will again be available for grant under the Plans. Payment of the exercise price of an option granted under the Plans may be made in cash or by exchanging Common Shares, in the case of Common Shares options, or Units, in the case of Unit options, that have, in either case, been held by the Participant for at least six months, or in any combination thereof, as determined by the Administrator.

Savings Plan

  The Company has assumed, and the Operating Partnership and certain subsidiaries, including the Management Company (each a "Participating Employer"), have adopted, the Cabot Savings Plan 401(k) (the "401(k) Plan"). Prior service with Cabot Partners Limited Partnership will be credited in full as service with the Company or a Participating Employer for all purposes under the 401(k) Plan, including eligibility and vesting.

  The 401(k) Plan permits each participating employee to defer up to 15% of compensation, subject to the annual statutory limitation prescribed by Section 402(g) of the Code, on a pre-tax basis. The Company and the Participating Employers make matching contributions equal to 100% of the amount deferred, up to the lesser of 6% of compensation or $1,800. The Company and the Participating Employers may also make annual contributions if the Company achieves certain performance objectives determined on an annual basis by the Executive Compensation Committee. Matching and discretionary contributions are made in cash or Common Shares.

                  REPORT OF EXECUTIVE COMPENSATION COMMITTEE

  The Executive Compensation Committee of the Board of Trustees (the "Committee") establishes and administers executive compensation and benefit policies and programs for all senior executive officers. The Committee consists solely of Independent Trustees. The Committee considers and recommends to the Board of Trustees an overall compensation philosophy for the Company and its affiliates. It also considers and recommends performance or operating goals to the full Board of Trustees for participants in the Company's incentive plans, and adopts and administers incentive compensation and equity-based plans. It also reviews senior management's performance against goals and awards salary and incentive and long-term compensation accordingly.

Executive Compensation Goals

  The Committee seeks to achieve the following goals in a competitive environment:

 . To attract, develop and retain the industry's best people
 . To align shareholder and employee interests
 . To create shareholder and employee wealth
 . To foster a work environment which inspires continuous innovation
 . To accomplish the foregoing goals in the most tax efficient manner to employees and the Company

  In order to fulfill the Committee's responsibilities, the Company engaged a nationally recognized firm to advise the Company on compensation matters. In July 1998, the firm's report provided recommendations concerning a structured compensation program proposing the following:

 . Salaries should be set principally at the median market value of the position and assessed annually. Each benchmarked position should have a market range, typically set at the 25th and 75th percentile of comparable market levels for the position.

 . The annual incentive bonus program should provide for variable pay which is clearly linked to performance. A component of the performance standard should be linked to attainment of FFO growth and a component should be linked to individual quantitative and qualitative goals.

 . Long-term incentive grants are to be made with the objective of providing senior executives and other key employees with a capital accumulation opportunity commensurate with increases in shareholder value. Grant levels should be based on real estate and general industry practice.

  The Executive Compensation Committee adopted the report as a guide for reviewing compensation of management and for management to apply to all other employees of the Company. The components of the structured compensation program for senior executives are as follows:

 Base Salary

  Senior executive salary levels are established on the basis of a number of factors including management recommendations, industry comparables, individual performance and overall Company results.

 Annual Incentives

  The Company's senior executive officers participate in an annual cash incentive bonus plan. The target bonus amount for each employee is established based upon bonus levels for positions with comparable responsibilities at other public real estate investment trusts and recommendations contained in the consultant's report. A minimum of 75% of the senior executives target bonus to be awarded each year is based on a pre-established goal concerning growth in FFO. The remaining discretionary portion is awarded based on achievement of pre-established individual goals and extraordinary contributions to the Company's results for the past year.

 Long-Term Incentive Plans

  Awards of options under the Long-Term Incentive Plans are designed to match senior executive compensation to the creation of shareholder value and allow the senior executives to share in the success of the Company. Annual awards under the Long-Term Incentive Plans are based on recommendations provided in the compensation report and are discretionary.

Compensation of Chief Executive Officer

  For 1999, the Executive Compensation Committee evaluated the compensation of Mr. Colloredo-Mansfeld utilizing the same philosophy and procedures as are applied to the other senior executives of the Company. Mr. Colloredo-Mansfeld's base salary for 2000 increased $12,000 or 4%. Mr. Colloredo-Mansfeld's incentive bonus was primarily based on attainment of the Company's 1999 FFO goal. The Executive Compensation Committee also awarded Mr. Colloredo-Mansfeld options during 1999 in accordance with the recommendation contained in the consultant's report.

EXECUTIVE COMPENSATION COMMITTEE

W. Nicholas Thorndike, Chairman
George M. Lovejoy, Jr.
Christopher C. Milliken
Maurice Segall

                               PERFORMANCE GRAPH

  In compliance with Securities and Exchange Commission requirements, the following line graph compares the change in the Company's cumulative stockholder return on its shares of Common Stock from January 30, 1998 (the date the Company's shares commenced public trading), to December 31, 1999, to the cumulative total return of the Standard & Poor's 500 Stock Index ("S&P 500 Index"), the NAREIT Equity REIT Total Return Index ("NAREIT Equity Index"), and Cabot Trust's Peer Group Index(1). The graph assumes the investment of $100 in the Company and each of the indices and, as required by the Securities and Exchange Commission, the reinvestment of all distributions. The return shown on the graph is not necessarily indicative of future performance.

                     COMPARISON OF CUMULATIVE TOTAL RETURN
                         AMONG CABOT INDUSTRIAL TRUST,
             S&P 500 INDEX, NAREIT EQUITY INDEX AND PEER INDEX(1)

                                    [GRAPH]
 DATE             NAREIT   PEER     S&P    CABOT

 1/98            $100.00  100.00  100.00  100.00
 2/98             $98.30   95.81  104.37  107.19
 3/98             $99.92   99.06  109.72  119.06
 4/98             $96.71   93.78  110.82  114.13
 5/98             $95.89   94.88  108.92  110.67
 6/98             $95.30   97.30  113.34  107.83
 7/98             $89.05   91.36  112.14   97.17
 8/98             $79.83   82.26   95.92   95.57
 9/98             $84.90   92.62  102.07  108.40
10/98             $82.59   88.03  110.37  104.29
11/98             $84.09   88.39  117.06  109.18
12/98             $81.56   87.71  123.80  108.27
 1/99             $79.94   87.89  128.98  104.63
 2/99             $77.79   86.78  124.97  100.65
 3/99             $77.40   85.70  129.97   99.99
 4/99             $84.92   89.99  135.01  109.74
 5/99             $86.78   90.16  131.82  115.80
 6/99             $85.59   91.50  139.13  114.45
 7/99             $82.44   87.94  134.79  111.57
 8/99             $80.65   87.75  134.12  110.55
 9/99             $77.65   85.44  130.45  105.41
10/99             $75.64   85.21  138.70  111.38
11/99             $74.06   83.93  141.52  102.33
12/99             $76.28   86.75  162.58  101.18

(1) Peer index includes AMB Property Corporation, First Industrial Realty Trust, Inc., Meridian Industrial Trust (which was purchased by ProLogis Trust during 1999) and ProLogis Trust.

                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

  During 1999, Cabot Advisors, Inc. provided asset management and property management services related to properties owned by Ferdinand Colloredo-Mansfeld for which it earned fees, charged at rates consistent with rates charged by Cabot Advisors, Inc. to unrelated third parties, that totaled $174,504 and $35,400, respectively.

  For the period beginning January 1, 1999, the Operating Partnership has advanced unsecured loans to Cabot Advisors, Inc. to fund operations in a maximum amount of $1,192,846 during 1999. Such loans bear interest at the rate of current prime plus 2%, and the outstanding balance of such loans on February 29, 2000 was $1,338,818. The Operating Partnership owns all of the outstanding preferred stock of Cabot Advisors, Inc., which as a class is entitled to 95% of all distributions, and Ferdinand Colloredo-Mansfeld owns all of the outstanding common stock of Cabot Advisors, Inc., which as a class is entitled to 5% of all distributions.

  In addition, during calendar year 1999, the Operating Partnership incurred management fee expenses related to its properties of $2,684,000 payable to Cabot Advisors, Inc.

          PROPOSAL 2. RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

  The Board has appointed the firm of Arthur Andersen LLP as the Company's independent public accountants for 2000. A proposal to ratify this appointment will be presented at the Annual Meeting. If the selection is ratified, the Board may nonetheless, in its discretion, direct the appointment of a different independent accounting firm at any time if the Board determines that such a change would be in the best interests of the Company and its shareholders.

  The Company expects that representatives of Arthur Andersen LLP will attend the Annual Meeting, will have the opportunity to make a statement if they desire and will be available to respond to questions from shareholders.

  The Board of Trustees recommends a vote FOR the ratification of Arthur Andersen LLP as the Company's independent public accountants.

                                 OTHER MATTERS

  The Board of Trustees is not aware of any matters to be presented at the Annual Meeting other than those listed in the notice of the meeting. If any other matters do come before the Annual Meeting, and may properly be voted upon, the holders of proxies solicited hereby will vote on such other matters in their discretion in accordance with their best judgment.

                             SHAREHOLDER PROPOSALS

  Shareholder proposals for the annual meeting of shareholders to be held in 2001, must be received by the Secretary of the Company, in writing, on or before December 1, 2000, to be considered for inclusion in the Company's proxy materials relating to that meeting. Shareholder proposals also must comply with the advance notice and other requirements set forth in the Company's Bylaws, including the requirement that any such proposal must, with certain exceptions if the date of the annual meeting is changed from that of this year's Annual Meeting, be submitted to the Secretary of the Company at least 60 and not more than 90 days prior to the first anniversary of the 2000 Annual Meeting (May 10, 2000).

                            ADDITIONAL INFORMATION

  The Annual Report prepared by the Company, including the Form 10-K filed by the Company with the Securities and Exchange Commission, for the year ended December 31, 1999, accompanies this proxy statement. The Company will also furnish to any stockholder solicited hereby a copy of the exhibits to the Form 10-K upon payment of copying costs. Requests should be addressed to Investor Relations, Cabot Industrial Trust, Two Center Plaza, Suite 200, Boston, Massachusetts 02108-1906.

                                          By Order of the Board of Trustees,

                                          /s/ Neil E. Waisnor
                                          Neil E. Waisnor
                                          Senior Vice President--Finance,
                                           Treasurer and Secretary

Boston, Massachusetts
March 31, 2000

                                  DETACH HERE


                                     PROXY

                            CABOT INDUSTRIAL TRUST

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES


     The undersigned hereby appoints Ferdinand Colloredo-Mansfeld, Robert E. Patterson, Franz Colloredo-Mansfeld and Neil E. Walsnor, jointly or individually, as proxies, each with full power of substitution, and hereby authorizes them to represent and to vote, as directed below, all common shares of beneficial interest, par value $0.01 per share, of Cabot Industrial Trust, a Maryland real estate investment trust (the "Company"), that the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders of the Company to be held on Wednesday, May 10, 2000, or any adjournments thereof, as follows on the reverse side.



-------------                                                      -------------
 SEE REVERSE                                                        SEE REVERSE
    SIDE          CONTINUED AND TO BE SIGNED ON REVERSE SIDE           SIDE
-------------                                                      -------------

CABOT INDUSTRIAL TRUST

  c/o EquiServe
  P.O. Box 9398
  Boston, MA 02205-9398




                                  DETACH HERE

[X] Please mark
    votes as in
    this example.

1. Election of Trustees
   Nominees for Class III Trustees:  (01) Ferdinand Colloredo-Mansfeld   2. Proposal to ratify appointment     FOR  AGAINST  ABSTAIN
                                     (02) Robert E. Patterson and           of Arthur Anderson LLP as the      [_]    [_]      [_]
                                     (03) Christopher C. Milliken           Company's independent public
                                                                            accountants for the year ending
                                                                            December 31, 2000
         FOR    [_]    [_] WITHHELD
         ALL               FROM ALL
      NOMINEES             NOMINEES                                      3. In accordance with their discretion upon such other
                                                                            matters come before the meeting and any adjournments
                                                                            thereof.
    [_] ______________________________________
        For all nominees except as noted above
                                                                         MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT [_]

                                                                         WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE
                                                                         MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO
                                                                         DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE
                                                                         PROPOSALS SET FORTH HEREIN.

                                                                         (Please sign exactly as name appears on share certificate.
                                                                         When shares are registered jointly, all owners must sign.
                                                                         Corporate owners should sign full corporate name by an
                                                                         authorized person. Executors, administrators, trustees or
                                                                         guardians should indicate their status when signing.)

                                                                         PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY
                                                                         USING THE ENCLOSED ENVELOPE.


Signature:                                     Date:             Signature:                                         Date:
          -------------------------------------     -------------          -----------------------------------------     -----------